PENN SERIES FUNDS, INC.

Supplement dated November 19, 2014

to the Statement of Additional Information

dated May 1, 2014, as supplemented (the “SAI”)

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI

Effective immediately, the table listing the Officers of the Funds under the heading “Directors and Officers,” is deleted in its entirety and replaced with the following:

Directors and Officers

The business and affairs of Penn Series, which include all twenty-nine Funds, are managed under the direction of its Board of Directors. The Board of Directors currently has six members. Four of the members are not “interested persons” of Penn Series as defined in the 1940 Act. Ms. McDonnell is an employee of Penn Mutual and is, therefore, an “interested person.” Mr. Pudlin is considered an “interested person” because of his affiliation with ICMI and Penn Mutual. Specifically, Mr. Pudlin’s spouse serves as a member of the Board of Directors of Penn Mutual, the parent company of ICMI. Prior to March 5, 2013, the date Mr. Pudlin’s spouse was elected to the Board of Directors of Penn Mutual, Mr. Pudlin was considered an independent Director. The address for each Penn Series Director and Officer is c/o The Penn Mutual Life Insurance Company, 600 Dresher Road, Horsham, PA 19044.

Name and Age	Position with Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS

David M. O’Malley (39)	President	One year; served since 2014.	Chairperson and Chief Executive Officer, ICMI (2014-Present); Chief Operating Officer (2013-Present), Chief Financial Officer (2010-2013), Executive Vice President (2009-2013), Penn Mutual.

Keith Huckerby (43)	Vice President	One year; served since 2012.	President and Chief Marketing Officer (2014-Present), Vice President, ICMI (2007-2014); Assistant Vice President, Penn Mutual (2009 – Present).

Timothy Demetres (59)	Vice President and Treasurer	One year; served since 2013.	Vice President, ICMI (2013-Present); Vice President, Chief Accounting Officer and Treasurer, Penn Mutual (2010-Present).

John Heiple (40)	Assistant Treasurer	One year; served since 2004.	Assistant Treasurer, ICMI (2009-Present); Manager, Variable Accounting, Penn Mutual (2003-Present).

Name and Age	Position with Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years

Patricia M. Chiarlanza (48)	Assistant Treasurer	One year; served since 2001.	Assistant Treasurer, ICMI (2001-Present); Assistant Treasurer, Penn Mutual (2001-Present); Assistant Treasurer, PIA (2001-Present); Treasurer, Independence Square Properties (2001-Present).

Franklin L. Best Jr. (68)	Secretary	One year; served since 2012.	Secretary, ICMI (2012-Present); Vice President & General Counsel Insurance Operations & Corporate Secretary (2011-Present), Managing Corporate Counsel and Secretary (2004-2011), Penn Mutual.

Victoria Robinson (49)	Chief Compliance Officer	One year; served since 2014.	Chief Compliance Officer, ICMI (2008-Present) and Assistant Vice President - Investment Compliance, Penn Mutual (2010-Present).

Tiffany MacLean (36)	Anti-Money Laundering Officer	One year; served since 2014.	Senior Compliance Officer, Valley Forge Asset Management Corp. (2009-2014) and Anti-Money Laundering Officer, Valley Forge Financial Group, Inc., (2009-2014).

Jessica Langlois (34)	Tax Director	One year; served since 2014.	Tax Manager (2008-2014) and Corporate Tax Director (2014-Present), Penn Mutual.

The information above supersedes and replaces the “Directors and Officers of the Company” information included in the supplement dated June 16, 2014 to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PM6631SAI